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                                                                   EXHIBIT 10.23


                                 AMENDMENT NO. 1
                                       TO
                           SENIOR MANAGEMENT AGREEMENT
                            MADE AS OF MARCH 30, 1998
                                     BETWEEN
                           GLOBAL VACATION GROUP, INC.
                                       AND
                                WALTER S. BERMAN

            WHEREAS, Global Vacation Group, Inc., a New York corporation (the "Company"), and Walter S. Berman ("Executive") entered into that certain Senior Management Agreement dated as of March 30, 1998 (the "Agreement"); and

            WHEREAS, the Company and Executive wish to amend the Agreement as set forth herein;

            NOW, THEREFORE, the Company and Executive hereby agree as follows:



1. Recital A. The second sentence of Recital A to the Agreement hereby is amended by deleting therefrom:

            "and all shares of Preferred Stock and Common Stock hereafter acquired by Executive".

2.     Section 3 (Repurchase Option).

         (a) Section 3(a) of the Agreement hereby is amended by inserting the following language between ", then" and "all of the executive Stock" in the second line thereof:

            ", subject to 3(g),".

         (b) Section 3(c) of the Agreement hereby is amended by deleting the word "The" from the beginning of the paragraph and replacing it with the following language:

            "Subject to 3(g), the".

         (c) Section 3 hereby is amended further by the addition of a new
         Section 3(g) as follows:

            "(g) Notwithstanding any other provision of this Agreement, upon the closing date of the Initial Public Offering, any shares of Executive Stock which are Vested Shares shall not be subject to the Repurchase Option."



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3.    Section 4 (Restrictions on Transfer of Executive Stock). Section 4 of the
      Agreement hereby is amended by adding the following sentence after the completion of the existing text:

            "In addition, transfers of Unvested Shares shall not be permitted, except for transfers to one or more Family Members of the Executive or to a trust solely for the benefit of one or more Family Members of the Executive."

4. Section 10 (Definitions). Section 10 of the Agreement hereby is amended by the addition of the following definition:

            "FAMILY MEMBERS" with respect to an individual shall mean such individual's spouse, parents, siblings, and children."

5. Remaining Provisions. In all other respects, the Agreement remains unchanged.

                                  * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of this 24th day of June, 1998.

                              GLOBAL VACATION GROUP, INC.



                              By:     /s/ J. Raymond Lewis, Jr.
                                    -------------------------------------
                                    J. Raymond Lewis, Jr.
                                    President and Chief Operating Officer




                                           /s/ Walter S. Berman
                                ----------------------------------------
                                WALTER S. BERMAN





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